Summary prospectus

Alternative / specialty mutual fund

Delaware REIT Fund

Nasdaq ticker symbols
Class A	DPREX
Class B	DPRBX
Class C	DPRCX
Class R	DPRRX
Institutional Class	DPRSX

February 28, 2014

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawareinvestments.com/literature. You can also get this information at no cost by calling 800 523-1918. The Fund's statutory prospectus and statement of additional information, both dated Feb. 28, 2014 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Delaware REIT Fund

What are the Fund's investment objectives?

Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's prospectus under the section entitled "About your account," and in the Fund's statement of additional information (SAI) under the section entitled "Purchasing Shares."

Shareholder fees (fees paid directly from your investment)
Class	A	B	C	R	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	4.00%[1]	1.00%[1]	none	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	R	Inst.
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	none
Other expenses	0.31%	0.31%	0.31%	0.31%	0.31%
Total annual fund operating expenses	1.31%	2.06%	2.06%	1.56%	1.06%
Fee waivers and expense reimbursements	(0.00%)	(0.75%)[2]	(0.00%)	(0.00%)	(0.00%)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.31%	1.31%	2.06%	1.56%	1.06%

1

If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

2

The Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class B shares' 12b-1 fee to no more than 0.25% of its average daily net assets from Oct. 1, 2013, through Feb. 27, 2015. The waiver may only be terminated by agreement of the Distributor and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable Distributor's expense waiver for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not		(if not
		redeemed)		redeemed)
Class	A	B	B	C	C	R	Inst.
1 year	$701	$133	$533	$209	$309	$159	$108
3 years	$966	$573	$848	$646	$646	$493	$337
5 years	$1,252	$1,039	$1,264	$1,108	$1,108	$850	$585
10 years	$2,063	$2,136	$2,136	$2,390	$2,390	$1,856	$1,294

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 101% of the average value of its portfolio.

What are the Fund's principal investment strategies?

The Fund invests primarily in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in real estate investment trusts (REITs) (80% policy).

In managing the Fund's portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

  retain a substantial portion of the properties' cash flow;

  effectively use capital to expand;

  have a strong ability to raise rents; and

  can create a franchise value for the REIT.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Investments not guaranteed by Delaware Management Company (Manager) or its affiliates — Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Foreign government/supranational risk — The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

Currency risk — The risk that the value of a portfolio's investments may be negatively affected by changes in foreign currency exchange rates.

Nondiversification risk — A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Derivatives risk — Derivative contracts, such as options and futures, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Prepayment risk — The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Liquidity risk — The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Government and regulatory risk — The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets and significantly impact fund performance.

How has Delaware REIT Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawareinvestments.com/performance.

Year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A's highest quarterly return was 30.00% for the quarter ended Sept. 30, 2009 and its lowest quarterly return was -36.92% for the quarter ended Dec. 31, 2008. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this sales charge were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2013

	1 year	5 years	10 years
Class A return before taxes	(4.17%)	13.79%	6.85%
Class A return after taxes on distributions	(5.66%)	12.79%	4.79%
Class A return after taxes on distributions and sale of Fund shares	(1.74%)	10.67%	5.52%
Class B return before taxes	(2.82%)	14.02%	6.83%
Class C return before taxes	(0.04%)	14.26%	6.68%
Class R return before taxes	1.44%	14.81%	7.19%
Institutional Class return before taxes	1.88%	15.42%	7.75%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses, or taxes)	2.47%	16.50%	8.42%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Position with Delaware Management Company	Start date on the Fund
Babak "Bob" Zenouzi	Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)	May 2006
Damon J. Andres, CFA	Vice President, Senior Portfolio Manager	January 1997

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; through the Fund's website at delawareinvestments.com; by calling
800 523-1918; by regular mail (c/o Delaware Investments, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R and Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in the prospectus under "Choosing a share class" and on the Fund's website. We may reduce or waive the minimums or eligibility requirements in certain cases. No new or subsequent investments currently are allowed in the Fund's Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges.

Please refer to the Fund's prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a
401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and
other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SMPR-095 [10/13] DG3 19619 [2/14]